                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                          Kimball International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                          KIMBALL INTERNATIONAL, INC.
                               1600 ROYAL STREET
                             JASPER, INDIANA 47549
                                 (812) 482-1600

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHARE OWNERS
                          TO BE HELD OCTOBER 22, 2002
                               ------------------

To the Share Owners of Kimball International, Inc.:

     The annual meeting of our Share Owners of KIMBALL INTERNATIONAL, INC., an Indiana corporation (the "Company"), will be held at the principal offices of the Company, 1600 Royal Street, Jasper, Indiana on Tuesday, October 22, 2002, at 9:30 A.M., Eastern Standard Time, for the following purposes:

     1. To elect eleven Directors of your Company.

     2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on August 19, 2002, for determining our Share Owners entitled to notice of and to vote at the meeting and any adjournments thereof. Only Share Owners of record at the close of business on that date will be entitled to vote. Voters of the shares of the Company's Class A Common Stock are entitled to elect ten Directors and to vote upon all other matters to be presented at the meeting. Voters of the shares of the Company's Class B Common Stock are entitled to elect one Director but are not otherwise entitled to vote.

     A proxy, being solicited on behalf of the Board of Directors, is enclosed along with a return envelope, which requires no postage if mailed in the United States. If you own shares of both Class A Common Stock and Class B Common Stock, you will receive a Class A proxy and a Class B proxy in separate mailings.

                                            By Order of the Board of Directors
                                                 JOHN H. KAHLE, Secretary

September 10, 2002

                            YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY BY SIGNING, DATING, AND MAILING THE ACCOMPANYING PROXY CARD OR BY TELEPHONE OR THE INTERNET
 BY FOLLOWING THE INSTRUCTIONS ON THE CARD. THE PROXY IS REVOCABLE AND WILL NOT
         AFFECT YOUR RIGHT TO VOTE IF YOU ATTEND THE MEETING IN PERSON.

                          KIMBALL INTERNATIONAL, INC.
                               1600 ROYAL STREET
                             JASPER, INDIANA 47549
                                 (812) 482-1600

                               ------------------

                         ANNUAL MEETING OF SHARE OWNERS
                                OCTOBER 22, 2002

                               ------------------

                                PROXY STATEMENT

     This Proxy Statement is being mailed to our Share Owners of KIMBALL INTERNATIONAL, INC. (the "Company") on or about September 10, 2002, and is furnished in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Share Owners to be held October 22, 2002, at the time and place and for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Share Owners accompanying this Proxy Statement.

     Any of our Share Owners who execute and return a proxy may revoke the proxy at any time prior to the voting thereof by either filing a written revocation with the Secretary of the Company, submitting another duly executed proxy with a later date, requesting the return of the proxy from the Secretary prior to the vote, or attending the meeting and so requesting, although attendance at the meeting will not by itself revoke a previously granted proxy.

     The entire cost of soliciting proxies will be borne by your Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and electronic mail by Directors, Officers, and employees of your Company without extra compensation. Your Company will also reimburse brokerage houses, custodians, nominees, and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.

     Our Summary Annual Report to our Share Owners and our Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2002, accompany this Proxy Statement.

                               VOTING INFORMATION

     Only Share Owners of record at the close of business on August 19, 2002, will be entitled to vote at the Annual Meeting. On that date, there were outstanding 13,787,944 shares of Class A Common Stock and 24,237,921 shares of Class B Common Stock. Each share of Class A Common Stock is entitled to one vote with respect to the election of the ten Directors and any other matters submitted to a vote at the meeting. Each share of Class B Common Stock is entitled to one vote with respect to the election of one Director but otherwise is not entitled to vote.

     The presence of a quorum requires that a majority of outstanding shares of each class of stock be present at the meeting by proxy or in person. With a quorum present at the meeting, Directors will be elected by the plurality of the votes cast by the shares entitled to vote in the election at the meeting, (i.e., the nominees receiving the highest number of votes cast in each category will be elected). Accordingly, the election of Directors will not be affected if you choose to not vote your shares or if you withhold authority to vote your shares. If you hold your shares through a broker or other nominee (in "street" name), you should instruct the broker or nominee as to how you want to vote. Withholding authority or "broker non-votes" will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. If you are a registered Share Owner, you can simplify your voting and save your Company expense by voting via telephone or the Internet. Telephone or Internet voting information is provided on the proxy card. A control number is designated on the proxy card to verify a Share Owner's identity, allowing the Share Owner to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via telephone or the Internet, please do not return a signed proxy card. If your shares are held in the name of a bank or broker, you may be able to vote via telephone or the Internet by following the instructions on the proxy form you receive from your bank or broker.

     All properly executed proxies received by the Board of Directors will be voted. In the absence of contrary direction, the Board of Directors proposes to vote the proxies FOR the election of each of the named nominees to the Board.

     The Board of Directors knows of no other matters that may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment on such matter using the discretionary authority granted in the proxy form.

                             SHARE OWNER PROPOSALS

     Proposals which are desired to be presented at the 2003 Annual Meeting by Share Owners and included in the Company's Proxy Statement for that meeting must be received by the Company at its principal executive offices, 1600 Royal Street, Jasper, Indiana 47549, no later than May 14, 2003. Such proposals, however, must meet certain requirements of regulations of the Securities and Exchange Commission for inclusion in the Company's Proxy Statement. A Share Owner wishing to bring a proposal before the Annual Meeting of Share Owners in 2003 (but not include the proposal in the Company's Proxy Statement), must cause written notice of the proposal to be received by the Secretary of the Company at its principal executive office by no earlier than July 4, 2003, or no later than July 24, 2003. The written notice must also meet additional requirements as stated in the Company's By-laws.

                          SHARE OWNERSHIP INFORMATION

     Under regulations of the Securities and Exchange Commission, persons who have power to vote or dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial holders of such shares. Because the voting or dispositive power of certain shares listed in the following table is shared, the same securities in such cases are listed opposite more than one name in the table. The total number of shares of the Company listed in the table for the Executive Officers and Directors shown, after elimination of such duplication, is 4,794,268 shares of Class A Common Stock (34.8% of the outstanding) and 2,240,481 shares of Class B Common Stock (9.1% of the outstanding), as of the date noted below.

     Set forth in the following table are the beneficial holdings as of August 12, 2002, of the Company's Class A Common Stock and Class B Common Stock on the basis described above for: (i) each person, known to your Company who may be deemed to beneficially own more than 5% of either class of your Company's outstanding shares; (ii) all Directors; (iii) each "Named Executive Officer" as listed in the Summary

Compensation Table elsewhere in this Proxy Statement; and (iv) all Directors and Executive Officers as a group:

                                                        SHARES BENEFICIALLY OWNED(A)(B)
                                                      ------------------------------------
                                                         SOLE         SHARED
                                                      VOTING AND    VOTING AND
                                                      DISPOSITIVE   DISPOSITIVE   PERCENT
NAME                                                     POWER         POWER      OF CLASS
----                                                  -----------   -----------   --------
HOLDERS OF MORE THAN 5% OF THE OUTSTANDING
  SHARES OF EITHER CLASS
     Douglas A. Habig.....................  Class A     1,017,873    1,916,323     21.3%
     1600 Royal Street                      Class B       346,599(c)    554,348     3.7%
     Jasper, Indiana 47549
     John B. Habig........................  Class A       624,746    1,969,196     18.8%
     1500 Main Street                       Class B       255,720      524,085      3.2%
     Jasper, Indiana 47546
     Trust Agreements of
     A. C. Sermersheim Family Limited       Class A       811,000         None      5.9%
       Partnership (e)....................
     1113 West 14th Street                  Class B       373,576         None      1.5%
     Jasper, Indiana 47546
     Barbara J. Habig (f).................  Class A       724,815         None      5.3%
     4949 Lampkins Ridge Road               Class B       135,200         None        (d)
     Bloomington, IN 47401
  DIRECTORS (NOT LISTED ABOVE) AND NAMED
     EXECUTIVE OFFICERS:
     James C. Thyen.......................  Class A       259,240      141,796      2.9%
                                            Class B       184,028(c)    319,126     2.1%
     Ronald J. Thyen......................  Class A       256,444      128,980      2.8%
                                            Class B       214,299(c)    273,492     2.0%
     John T. Thyen........................  Class A       312,080      128,980      3.2%
                                            Class B       120,417(c)    273,492     1.6%
     Brian K. Habig.......................  Class A       212,893         None      1.5%
                                            Class B        63,445         None        (d)
     Dr. Jack R. Wentworth................  Class A          None         None      None
                                            Class B         9,444(c)       None       (d)
     Christine M. Vujovich................  Class A          None         None      None
                                            Class B         8,357(c)       None       (d)
     Alan B. Graf, Jr.....................  Class A          None         None      None
                                            Class B        32,491(c)       None       (d)
     Polly B. Kawalek.....................  Class A          None         None      None
                                            Class B        12,852(c)       None       (d)
     Harry W. Bowman......................  Class A          None         None      None
                                            Class B         3,644(c)       None       (d)
     P. Daniel Miller.....................  Class A          None         None      None
                                            Class B        22,292(c)       None       (d)
  All Executive Officers and Directors as
  a
     Group (15 persons)...................  Class A     2,683,276    2,110,992     34.8%
                                            Class B     1,397,270(c)    843,211     9.1%

---------------

(a) Includes shares owned by spouse and children living in the household of the individuals listed. Beneficial ownership is disclaimed as to such shares and as to all other shares over which the named person does not have full beneficial rights.

(b) Class A Common Stock is convertible at the option of the holder to Class B Common Stock on a share-for-share basis. Amounts are reported and percentages are calculated on an unconverted basis.

(c) Class B shares include the following shares, subject to acquisition by exercise of stock options (or settlement of stock appreciation rights) within sixty days after August 12, 2002: Douglas A. Habig 59,135 shares; James C. Thyen 60,561 shares; Ronald J. Thyen 51,633 shares; John T. Thyen 50,635 shares; Alan B. Graf, Jr. 3,838 shares; Christine M. Vujovich 2,350 shares; Jack R. Wentworth 2,313 shares; Polly B. Kawalek 3,505 shares; Harry
    W. Bowman 1,037 shares; P. Daniel Miller 6,369 shares; and all Executive Officers and Directors as a group 337,876 shares. The percentage of Class B shares owned by each person, or group, is determined by including in the number of Class B shares outstanding those Class B shares issuable to such person or group, assuming exercise of stock options within sixty days after August 12, 2002.

(d) Totals are under one percent of the outstanding class of stock.

(e) This information is derived from notification received by the Company on
    Schedule 13D and other communications. As disclosed in the Schedule 13D, Jane M. Hackman, Shirley A. Lewis, and Ronald J. Sermersheim each have joint voting and dispositive power of the shares listed. In addition, Ms. Hackman, Ms. Lewis, and Mr. Sermersheim each vote individually and own on a direct basis, or through additional family partnerships, a total of 401,456 shares of Class A Common Stock and 1,108,913 shares of Class B Common Stock.

(f) This information is derived from notification received by the Company on
    Schedule 13G or other communications.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, eleven Directors, constituting the full Board, are to be elected to hold office until the next Annual Meeting of our Share Owners or until their successors are duly elected and qualified. Holders of shares of the Company's Class A Common Stock are entitled to elect ten Directors, and holders of shares of the Company's Class B Common Stock are entitled to elect one Director. Each nominee is currently serving as a Director of the Company and has consented to continue to serve. If for any reason any such nominee shall become unable or unwilling to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the accompanying proxy. The Board of Directors has no reason to believe that any such nominee will be unable to serve. The nominees are:

                       NOMINEES FOR ELECTION AS DIRECTORS
                       BY HOLDERS OF CLASS A COMMON STOCK

                                                                                       DIRECTOR
NAME                                                 PRINCIPAL OCCUPATION               SINCE
----                                                 --------------------              --------
Douglas A. Habig (a).....................  Chairman of the Board of Directors and        1973
                                           Chief Executive Officer of your Company;
                                           age 55
James C. Thyen (b).......................  President of your Company; age 58             1982
John B. Habig (a)........................  Chairman of the Board of Directors of         1956
                                           SVB&T Corporation (a bank holding
                                           company); age 69
Ronald J. Thyen (b)......................  Senior Executive Vice President,              1973
                                           Assistant Secretary, Operations Officer
                                           of your Company; age 65
Brian K. Habig...........................  Human Resources Manager, flexcel --           1992
                                           Danville, a seating manufacturing
                                           division of your Company; age 45
John T. Thyen (b)........................  Senior Executive Vice President,              1990
                                           Strategic Marketing of your Company; age
                                           63

                                                                                       DIRECTOR
NAME                                                 PRINCIPAL OCCUPATION               SINCE
----                                                 --------------------              --------
Christine M. Vujovich....................  Vice President, Environmental Policy and      1994
                                           Product Strategy, Cummins, Inc.; age 50
Alan B. Graf, Jr.........................  Executive Vice President and Chief            1996
                                           Financial Officer, FedEx Corporation;
                                           also Director of Mid-America Apartment
                                           Communities, Inc.; age 48
Polly B. Kawalek.........................  Senior Vice President and President, U.S.     1997
                                           Foods, Quaker Foods and Beverages; age 47
Harry W. Bowman..........................  Former President and Chief Executive          2000
                                           Officer of The Stiffel Company; age 59

                        NOMINEE FOR ELECTION AS DIRECTOR
                       BY HOLDERS OF CLASS B COMMON STOCK

                                                                                       DIRECTOR
NAME                                                 PRINCIPAL OCCUPATION               SINCE
----                                                 --------------------              --------
Dr. Jack R. Wentworth....................  Arthur M. Weimer Professor Emeritus of        1984
                                           Business Administration, Indiana
                                           University; former Dean of the Kelley
                                           School of Business, Indiana University;
                                           age 73

---------------

(a) Douglas A. Habig and John B. Habig are brothers.

(b) Ronald J. Thyen, James C. Thyen and John T. Thyen are brothers.

     Each of the nominees is currently a Director of the Company and has been employed for more than the past five years by the same employer in the capacity shown above, or some other executive capacity, except for Polly B. Kawalek, Harry W. Bowman, and Brian K. Habig. Ms. Kawalek has been an employee of The Quaker Oats Company since 1979 and since 1982 has held various management positions with the Company. Beginning in 1992, Ms. Kawalek was Vice President of the Wholesome Variety Unit of the Company. During 1994, Ms. Kawalek's responsibilities changed to President of The Quaker Snacks Group. Ms. Kawalek became President of The Hot Breakfast Division in 1996. In 1998, Ms. Kawalek was appointed Vice President of The Quaker Oats Company in addition to her duties as President of The Hot Breakfast Division. In 2001, Quaker Oats was acquired by PepsiCo and Ms. Kawalek became Senior Vice President and President of US Foods, Quaker Foods and Beverages.

     From January 1999 until March 2000, Mr. Bowman was the President and Chief Executive Officer of The Stiffel Company, an electric lighting equipment manufacturer in Chicago, Illinois, a position he resigned in March 2000, due to a proposed sale of the company. From September 1997 to January 1999, Mr. Bowman served as an independent consultant. From February 1995 to September 1997, Mr. Bowman was Chairman, President, and Chief Executive Officer of the Outboard Marine Corporation of Waukegan, Illinois. From 1971 to 1995, Mr. Bowman held various marketing and executive positions with Whirlpool Corporation, including positions as President of the Whirlpool and Kenmore appliance groups and Whirlpool Europe.

     Mr. Habig was employed in various positions in Kimball Office Furniture from 1979 until 1997, when he became Proposal Center Manager for Kimball Electronics Group. He resigned from the Company for a few months in 2001, then returned as National Sales and Marketing Manager for flexcel -- Danville in December 2001, and was employed in that capacity until July 2002, when he was appointed Human Resources Manager for flexcel -- Danville.

     It is with deepest regret that your Board recognizes the death of Thomas L. Habig, Vice Chairman of the Board, in May 2002. Mr. Habig had faithfully served your Company for over 50 years as a Director and Officer, and his counsel and guidance will be sorely missed.

          INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

     Your Board has three standing Committees: the Executive Committee, the Audit Committee and the Compensation Committee. The Executive Committee currently consists of: Douglas A. Habig, John B. Habig, James C. Thyen, and Ronald J. Thyen. The By-laws of the Company provide that, except to the extent limited by Indiana law, the Executive Committee may exercise all powers of the Board of Directors (by meeting or unanimous written consent) with reference to the conduct of the business of your Company during the intervals between the meetings of the Board. During the 2002 fiscal year, the Board of Directors met six times while the Executive Committee did not meet but acted by unanimous written consent on several occasions.

     The Audit Committee currently consists of five members of the Board: Alan
B. Graf, Jr. (Chairperson), Christine M. Vujovich, Dr. Jack R. Wentworth, Polly
B. Kawalek, and Harry W. Bowman. Audit Committee members are not salaried employees of the Company and, in the opinion of the Board of Directors, meet the National Association of Securities Dealers, Inc. requirements with respect to independence and accounting experience. The Committee met three times during the 2002 fiscal year.

     The members of the Compensation Committee are: Dr. Jack R. Wentworth (Chairperson), Christine M. Vujovich, Alan B. Graf, Jr., Polly B. Kawalek, and Harry W. Bowman. The Committee's responsibilities consist of making all determinations with respect to the compensation of the Chief Executive Officer and approving option grants under your Company's 1996 Stock Incentive Program. The Compensation Committee met once during fiscal year 2002.

     All Directors receive compensation of $16,000 per year for service as Directors. Directors who are not Company employees receive an additional $2,000 for each Board meeting attended. Directors who are Company employees receive an additional $1,500 for each Board meeting attended. The Chairperson of the Audit Committee of the Board of Directors receives $3,500 per committee meeting, and other Audit Committee members receive $2,500 per committee meeting. Members of the Compensation Committee receive $1,000 per committee meeting. Members of the Executive Committee receive no additional compensation for their service on the Committee.

     Your Company maintains the 1996 Director Stock Compensation and Option Plan, which allows Directors to elect to receive all or part of their annual retainer and meeting fees in shares of Class B Common Stock and to receive grants of nonqualified stock options in connection with that election.

     In 1997, the Board of Directors adopted a plan where all members of your Board of Directors must own at a minimum your Company's stock equal in value to three times the total annual fees earned as a Director, with a ten-year phase-in period to attain the ownership requirement.

     Each incumbent Director attended during fiscal year 2002 in excess of 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which such Director served, except Polly B. Kawalek, who attended 6 of the 10 meetings.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain Company Directors, Executive Officers and Share Owners file with the Securities and Exchange Commission and the Company an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the Directors and Executive Officers that no other reports were required, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended June 30, 2002.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows, for the fiscal years indicated, the aggregate compensation, including incentive compensation, paid by your Company to the Chief Executive Officer, the four other most highly compensated Executive Officers serving at year end, and a former Executive Officer of the Company (together, the Named Executive Officers) during the years ended June 30, 2002, 2001, and 2000:

SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                              ANNUAL COMPENSATION             ------------
                                    ---------------------------------------    SECURITIES
                                                             OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS      COMPENSATION (1)   OPTIONS (#)    COMPENSATION (2)
---------------------------  ----   --------   --------    ----------------   ------------   ----------------
Douglas A. Habig...........  2002   $580,060   $243,587(4)     $ 65,676          135,000         $31,775
  Chairman of the Board and                                                          328(3)
  Chief Executive Officer    2001    338,000    196,711          38,901           19,500          26,872
                                                                                     833(3)
                             2000    338,000    252,900          45,935           13,000          41,111
                                                                                     635(3)

James C. Thyen.............  2002   $520,000   $221,365(4)     $ 40,119          125,000         $29,840
  President                                                                        1,009(3)
                             2001    312,000    182,891          43,338           19,500          25,772
                                                                                     833(3)
                             2000    312,000    229,600          43,035           13,000          37,994
                                                                                     763(3)

Thomas L. Habig............  2002   $312,000   $136,270(4)     $ 36,968           80,000         $42,704
  Former Vice Chairman       2001    270,400    157,126          40,268           19,500          45,257
  of the Board               2000    270,000    197,660          38,750           13,000          48,699

P. Daniel Miller...........  2002   $377,200   $228,848(4)     $141,152           40,000         $19,349
  Executive Vice President
  President, Kimball Office
  Group(5)

Ronald J. Thyen............  2002   $301,600   $134,310(4)     $ 53,221           40,000         $26,726
  Senior Executive                                                                 1,009(3)
  Vice President,            2001    287,200    147,822          50,404           16,500          28,490
  Operations Officer,                                                                833(3)
  Assistant Secretary        2000    276,000    194,800          43,405           11,000          36,131
                                                                                     763(3)

John T. Thyen..............  2002   $280,800   $131,747(4)     $ 53,205           40,000         $24,972
  Senior Executive                                                                   964(3)
  Vice President             2001    271,200    140,402          39,346           16,500          26,868
  Strategic Marketing                                                                833(3)
                             2000    260,400    188,320          44,887           11,000          33,648
                                                                                     635(3)

---------------

(1) Includes Director fees (for executives who are also Directors), and benefits received by the executives, along with other officers and certain employees, from executive financial services programs, supplemental group medical, automotive allowances, and other miscellaneous items. Also includes a $100,000 hiring bonus for Mr. Miller.

(2) For 2002 includes, on behalf of the named individuals, all other compensation as follows:

                                                               COMPANY PAYMENTS TO    SPLIT-DOLLAR
                                                                 RETIREMENT AND        INSURANCE
                                                              SUPPLEMENTAL EMPLOYEE     PREMIUM
                                                                RETIREMENT PLANS         VALUE
                                                              ---------------------   ------------
Douglas A. Habig............................................         $22,532            $ 9,243
James C. Thyen..............................................         $20,356            $ 9,484
Thomas L. Habig.............................................         $14,058            $28,646
P. Daniel Miller............................................         $19,349                N/A
Ronald J. Thyen.............................................         $12,918            $13,808
John T. Thyen...............................................         $12,086            $12,886

---------------

(3) The first number represents options granted under the Company's 1996 Stock Incentive Program, and the second number represents options granted under the Company's 1996 Director Stock Compensation and Option Plan.

(4) Includes the fair market value of Company Class B shares (as of the award date) received as performance share awards under the Company's 1996 Stock Incentive Program, which was $28,965 each for Douglas A. Habig and James C. Thyen, $20,830 for Thomas L. Habig, $26,402 for P. Daniel Miller, $22,718 for Ronald J. Thyen, and $23,639 for John T. Thyen.

(5) P. Daniel Miller was elected as an Executive Officer during fiscal year
    2002.

CASH BONUS PLANS

     Your Company has a Profit Sharing Bonus Plan in which all Executive Officers and eligible salaried employees participate. The Plan is based on an "Economic Value Added" or "EVA" philosophy whereby the Company's cost of capital is deducted from income to arrive at an Economic Profit. (EVA is a registered trademark of Stern Stewart & Co.). The Compensation Committee believes that changes in Economic Profit correlate with long-term Share Owner value. The amount of bonus earned during a fiscal year is based upon achieving predetermined Economic Profit levels. The Economic Profit levels required to achieve bonus are based in part on external benchmarks.

     Capital from which the cost of capital is computed includes all assets deployed, less cash and investments (with certain adjustments to reflect current economic costs), less current liabilities. Cash and investments are excluded to motivate the business units to generate cash.

     The plan is structured whereby eligible employees with increasingly higher levels of responsibility to impact profitability have a greater percentage of their total compensation at risk, allowing for a greater incentive to increase Economic Profit. The Plan is also designed so that whenever a higher Economic Profit is achieved, bonus is paid at an increasing percent of base salary. Therefore, higher levels of Economic Profit result in a greater amount of each dollar of profit being paid out in bonus than at lower profit levels, again providing a greater incentive to increase Economic Profit. Once a minimum threshold of Economic Profit is attained, eligible employees at the highest responsibility levels may earn bonuses up to 100% of base salary, with lesser percentages for eligible employees with lower levels of responsibility.

     Because no single incentive plan is perfect and special situations occur where an individual achievement may not be adequately recognized by the Profit Sharing Bonus Plan, there is a Supplemental Bonus Plan reviewed and approved on an annual basis by your Board of Directors where a maximum of 2.4% of the Company's overall annual net income (before bonuses paid pursuant to the Company's Profit Sharing Bonus Plan) may be designated as supplemental bonuses to those eligible employees, including all Named Executive Officers, at the discretion of the Chairman of the Board and President. Any award to the Chief Executive Officer under this Supplemental Bonus Plan must be approved and awarded by the Compensation Committee of the Board of Directors.

     Under your Company's bonus plans, with certain exceptions, bonuses are accrued annually and paid in five installments over the succeeding fiscal year. Except for provisions relating to retirement, death, and permanent disability, participants must be actively employed on each payment date to be eligible to receive any unpaid bonus installment.

RETIREMENT PLANS

     Your Company maintains a defined contribution, participant-directed retirement plan with a 401(k) provision for all eligible domestic employees. The Plan provides for voluntary employee contributions as well as a discretionary annual Company contribution as determined by the Board of Directors based on income of the Company as defined in the Plan. Each eligible employee's Company contribution is defined as a percent of eligible compensation, the percent being identical for all eligible employees, including Executive Officers. Participant contributions are fully vested immediately and Company contributions are fully vested after five years of participation. All Executive Officers were fully vested at June 30, 2002, except for two individuals. The Retirement Trust account is fully funded. For those eligible employees who, under the 1986 Tax Reform Act, are deemed to be highly compensated, their individual Company contribution under the retirement plan is reduced. For employees who are eligible, including all Named Executive Officers, there is a nonqualified, funded Supplemental Employee Retirement Plan (SERP) in which your Company contributes to the account of each individual an amount equal to the reduction in the contribution under the defined contribution retirement plan arising from the provisions of the 1986 Tax Reform Act. Non-U.S. employees are covered by various retirement programs, many mandated by the laws of each particular country.

OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS IN 2002
                                         -----------------------------------      POTENTIAL REALIZABLE
                                         % OF TOTAL                                 VALUE AT ASSUMED
                            NUMBER OF     OPTIONS                                 ANNUAL RATES OF STOCK
                           SECURITIES    GRANTED TO                              PRICE APPRECIATION FOR
                           UNDERLYING    EMPLOYEES                               TERM OF THE OPTION (1)
                             OPTIONS     IN FISCAL    EXERCISE    EXPIRATION   ---------------------------
          NAME             GRANTED (#)      YEAR       PRICE         DATE           5%            10%
          ----             -----------   ----------   --------    ----------        --            ---
Douglas A. Habig.........     135,000       11.8%      $15.24       8/21/11    $  1,293,440   $  3,277,572
                                  191         --        11.75      10/15/06             620          1,369
                                  137         --        16.38        4/8/07             620          1,369
James C. Thyen...........     125,000       10.9%      $15.24       8/21/11    $  1,197,630   $  3,034,789
                                  872         .1%       11.75      10/15/06           2,829          6,251
                                  137         --        16.38        4/8/07             620          1,369
Thomas L. Habig..........      80,000        7.0%      $15.24       8/21/11    $    766,483   $  1,942,265
P. Daniel Miller.........      40,000        3.5%      $15.24       8/21/11    $    383,241   $    971,133
Ronald J. Thyen..........      40,000        3.5%      $15.24       8/21/11    $    383,241   $    971,133
                                  872         .1%       11.75      10/15/06           2,829          6,251
                                  137         --         1.38        4/8/07             620          1,369
John T. Thyen............      40,000        3.5%      $15.24       8/21/11    $    383,241   $    971,133
                                  872         .1%       11.75      10/15/06           2,829          6,251
                                   92         --        16.38        4/8/07             416            919
All Optionees............   1,152,045        100%      $15.22(2)   10/15/06    $ 11,000,000   $ 27,800,000
                                                                    Through
                                                                    1/31/12
All Share Owners (3).....         N/A        N/A          N/A           N/A    $363,900,000   $922,500,000
All Optionees' potential
  gain as a percent of
  all Share Owners
  gain...................                                                              3.0%           3.0%

(1) Potential realizable values are based upon assumed rates of appreciation prescribed by the Securities and Exchange Commission. Under these rules it is assumed the Company's Class B Common Stock will appreciate in value from the date of grant to the end of the award term at annualized rates of 5% and 10%. The 5% and 10% rates prescribed by the Securities and Exchange Commission are not a prediction of future stock appreciation.

(2) Weighted average per share exercise price of all options issued in fiscal year ended June 30, 2002.

(3) The amounts shown represent a hypothetical return to all holders of your Company's Common Stock, assuming that all Share Owners purchased their shares at a per share purchase price of $15.22, the weighted average of the exercise prices for all options granted during the period, and that all Share Owners hold the shares continuously for the average term of the options. The amounts were computed based upon 38,025,865 shares outstanding at June 30, 2002. The computed increase in market value to Share Owners is shown for comparative purposes only. It is not a prediction of future stock appreciation.

     Your Company's 1996 Stock Incentive Program (1996 Plan) was approved by Share Owners at the October 1996 Annual Meeting replacing the 1987 Stock Incentive Program. The 1996 Plan permits a variety of benefits consisting of:
Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, and Performance Shares. Your Company's 1996 Director Stock Compensation and Option Plan was also approved by Share Owners at the October 1996 Annual Meeting and is available to all members of the Board of Directors. All Incentive Stock and Nonqualified Stock Options issued were granted at 100% of fair market value on date of grant, determined by using an average of the closing prices ten (10) days before and five (5) days after the grant date. Options generally are exercisable two years after the date of grant and expire five to ten years after the date of grant. All options issued have certain provisions relating to termination of employment by reason of disability or retirement and provisions regarding death of the option's holder. Under certain circumstances the options may be forfeited.

     During 2002, a total of 1,152,045 shares of Class B Common Stock were granted in stock options, including 1,144,050 shares under the 1996 Stock Incentive Program and 7,995 shares under the 1996 Director Stock Compensation and Option Plan. Of the 1,144,050 shares granted under the 1996 Stock Incentive Program, 239,931 shares were Incentive Stock Options and 904,119 shares were Nonqualified Stock Options. All 7,995 shares granted under the Director's Plan were Nonqualified Stock Options. Options granted to the six Named Executive Officers were Nonqualified Stock Options, including options granted to Douglas
A. Habig, James C. Thyen, John T. Thyen, and Ronald J. Thyen under the 1996 Director's Plan.

     Stock options only produce value to Executives if the price of your Company stock appreciates, thereby increasing the link of interest of Executives with those of Share Owners.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of this fiscal year:

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                               OPTIONS AT               IN-THE-MONEY OPTIONS AT
                               SHARES                      YEAR ENDED 2002(#)               YEAR END 2002(1)
                             ACQUIRED ON    VALUE     ----------------------------    ----------------------------
           NAME              EXERCISE(#)   REALIZED   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----              -----------   --------   -----------    -------------    -----------    -------------
Douglas A. Habig...........    12,000(2)   $23,760(3)   59,135          136,161         $4,983         $157,280
James C. Thyen.............    10,000(2)   $15,900(4)   60,561          126,842         $5,030         $148,940
Thomas L. Habig............    12,000      $25,560      58,500             None         $4,290             None
P. Daniel Miller...........      None         None        None           80,000           None          $73,600
Ronald J. Thyen............    10,000      $23,200      51,633           41,842         $4,370          $51,190
John T. Thyen..............      None         None      50,635           41,797         $4,323          $51,190

---------------
(1) Based on the NASDAQ quoted closing price for the last business day of the fiscal year ($16.39 per share).

(2) Securities are stock ownership equivalents.

(3) Gains arise from stock ownership equivalents granted July 18, 1996, and maturing July 17, 2001.

(4) Gains arise from stock ownership equivalents granted August 13, 1996, and maturing August 12, 2001.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

     Your Company applies a consistent philosophy to compensation for all employees, including senior management. The goal of the Compensation Program is to align compensation with business objectives and performance as a key link in increasing Share Owner value. In October 2001, the Company's Stock Option Committee was combined with the Compensation Committee. A Charter was adopted by the Board of Directors, establishing that the Compensation Committee's purpose is to assist the Board of Directors in the discharge of its fiduciary responsibilities relating to the grant of stock options and to determine the fair and competitive compensation of the Chief Executive Officer of the Company. The Committee's responsibility as delegated by the Board of Directors is to oversee the Company's stock-related compensation plans, to review and approve incentive profit targets under the Company's Profit Sharing Bonus Plan, and to make all determinations with respect to the compensation of your Company's Chief Executive Officer. Options issued to the Executives and other Company employees by the Compensation Committee are generally based on level of individual responsibility. The Company's Chairman and Chief Executive Officer and President establish the salaries and supplemental bonuses of the Company's other Executive Officers.

COMPENSATION PHILOSOPHY

     Since its founding, Kimball International has linked all employees' compensation to the financial success of your Company. Through the use of incentives, including commissions, profit sharing bonuses, a defined contribution retirement plan (funded in part through a percentage share of corporate profits), Company Class B stock as an available investment option in the Company's retirement plan, and a stock option plan, all employees are linked in a common interest with Share Owners in the Company's short and long-term performance. Total compensation is viewed as more than cash payments and unrelated pieces. The total compensation package is planned and managed to keep various elements of compensation in balance to help maintain the link of a common interest with Share Owners.

     This basic philosophy is acknowledged in your Company's Guiding Principles, communicated to all employees, which states in part:

          "Profits are the ultimate measure of how efficiently and effectively we serve our customers and are the only true source of long-term job security. Profitability and financial resources give us the freedom to shape our future and achieve our vision."

     and

          "We want employees to share in their Company's success, both financially and through personal growth and fulfillment."

     Our philosophies are translated into practice through specific compensation plans. In this regard, every Kimball International employee has a portion of his or her compensation linked to Company performance.

     - Most production employees are paid, either on an individual basis or through team participation, incentives based upon operation effectiveness. Certain production facilities have "gain sharing" programs allowing production employees to share in the financial gains of improved productivity. Compensation rises and falls with success in improving productivity and production processes. Holiday and vacation compensation is tied directly to incentive compensation.

     - Field sales personnel compensation generally includes commissions related to sales. Compensation rises and falls with success in making sales.

     - All salaried employees participate in a common Profit Sharing Bonus Plan. This Plan links solely to Economic Profit. It is believed the link to Economic Profit will help focus our decision-makers on the most effective use of capital and will improve the focus of providing excellent returns on the investments to you, our Share Owners. Under our Profit Sharing Bonus Plan, bonuses are generally paid only if we create Share Owner value through Economic Profit. Economic Profit is defined in the Cash Bonus Plans section of this Proxy Statement. The Profit Sharing Bonus Plan goals are based in part on external benchmarks as guidelines which help to assure a consistent focus and reasonable benchmark on providing these returns. Further, the Plan places a proportionately higher share of compensation at risk at each level of management.

     - Key personnel participate in the 1996 Stock Incentive Program, strengthening the link to a common interest with Share Owners.

     - Beginning in fiscal year 2001, performance share grants were made under the 1996 Stock Incentive Program to officers and key personnel, tying the Profit Sharing Bonus Plan economic profit performance targets to grants of Class B shares.

     - The Retirement Plan for all employees is funded in part through Company contributions directly related to Company profitability. The Retirement Plan is participant-directed and investment options include a Kimball Stock Fund, affording eligible employees an incentive to align their Kimball stock holdings with their personal financial needs.

     The Cash Bonus Plans, Stock Incentive Programs, and Retirement Plans are described elsewhere in this Proxy Statement.

     Combining the Profit Sharing and Supplemental Bonus Plans for short-term incentive and the 1996 Stock Incentive Plan for long-term incentive, key managers, including senior management, have in excess of 50% of their total potential compensation tied to Company performance related to profitability and Share Owners' returns.

     The Committee believes that your Company's historical and ongoing strategy of strongly linking compensation of all employees to Company financial performance serves the best interests of Share Owners by enabling employees to share in Company risk and success. It is the Committee's intent to continue this strategy, refining programs consistent with changing business needs, to assure a continuing commitment to financial success.

     To further link the interests of your Company's key decision makers to the interests of Share Owners, the Board of Directors, in 1997, adopted an Executive Stock Ownership policy based on the belief that key decision makers who have the greatest influences on the success of your Company should own significant amounts of your Company's stock. The amount of stock to be owned increases at each level of responsibility and allows a number of years for each individual to attain the required level of stock ownership.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     In the context of historical practice, the annual salary of the Chief Executive Officer is based upon numerous subjective factors, including responsibility level, overall conduct of corporate affairs, and leadership in progress towards achieving strategic objectives. The Committee does not target any specific quartile of public survey data for any component of the Chief Executive Officer's total compensation, nor does it utilize any specific target or formula, but does review compensation of the Chief Executive Officers of other manufacturing companies of similar size in sales. At the June 2002 meeting, the Committee carefully reviewed competitive market data and other factors noted above, and determined that a salary increase was warranted for the Chief Executive Officer. However, recognizing the longstanding philosophy of the Company, as well as the wishes of the Chief Executive Officer to align compensation with financial results, the Committee recognized that the increased salary would remain below competitive market levels for similarly-sized companies. Accordingly, the Committee unanimously approved a salary increase from the annualized base of $580,000 to $626,000 for the fiscal year ending June 30, 2003.

     Under your Company's Profit Sharing Bonus Plan described elsewhere in this Proxy Statement, the Chief Executive Officer's bonus for fiscal year 2002, based upon the predetermined formula approved by the Committee at its June 2001 meeting, was 37% of salary, compared to 22% and 40% in 2001 and 2000, respectively. Under the Supplemental Bonus Plan, also described elsewhere in this Proxy Statement, for fiscal year 2002, no award was made to Douglas A. Habig, primarily due to market-focused salary adjustments, greater emphasis on economic profit driven bonus, and reduced emphasis on the more subjective Supplemental Bonus Plan. Under this Plan, Mr. Douglas A. Habig was awarded $105,600 in 2001 and $112,500 in 2000, based upon the Committee's subjective evaluations of Mr. Habig's job performance. The Committee is confident that these realignments in the Chief Executive Officer's compensation provide significant incentives through at risk compensation in the Profit Sharing Bonus Plan and long-term incentives. The Committee further believes that these changes increase alignment with Share Owner interests while enhancing opportunities for CEO succession, thereby providing for the long-term leadership of the Company. Thus, taking into consideration the cash bonus which can be earned under the Company's Profit Sharing and Supplemental Bonus Plans and stock options, over one-half of the total potential compensation of the Chief Executive Officer, as well as the other Named Executive Officers, are tied directly into performance related to profitability and your Company's stock price.

OTHER

     The Committee has also considered the potential effect of Section 162(m) of the Internal Revenue Code, which limits the deductibility of Executive compensation in excess of $1,000,000. The Committee believes that in the foreseeable future, none of the Company's Officers covered under the law will have annual compensation in excess of $1,000,000. Thus, all compensation will be deductible for tax purposes. The Committee will continue to monitor your Company's compensation program in relation to Section 162(m).

     The Committee is also cognizant of the significant amount of shares of your Company stock presently owned by the Chief Executive Officer and reporting Executive Officers which helps assure a strong link with the common interest of Share Owners in the Company's long-term success. No loans of Company funds have ever been made to Executive Officers for the purchase of Company stock.

     The Committee, in its June 2002 meeting, unanimously approved the Economic Profit targets under the Company's 2003 fiscal year Profit Sharing Bonus Plan.

COMPENSATION COMMITTEE

Dr. Jack R. Wentworth (Chairperson)  Polly B. Kawalek
Harry W. Bowman                      Alan B. Graf,
                                     Jr.
Christine M. Vujovich

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total return to Share Owners on the Class B Common Stock of your Company from June 30, 1997, through June 30, 2002, the last business day in the respective fiscal years, to the cumulative total return of the S&P Midcap 400 Index and the NASDAQ U.S. Composite Index for the same period of time. Your Board of Directors does not believe that any published specific industry or line of business index adequately represents the current operations of your Company or that it can identify a peer group that merits comparison. The graph assumes $100 is invested in your Company stock and each of the two indexes at the closing market quotations on June 30, 1997, and that dividends are reinvested. The performances shown on the graph are not necessarily indicative of future price performance.

[PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                       1997         1998         1999         2000         2001         2002
----------------------------------------------------------------------------------------------------------------
 Kimball International, Inc.          100.0         92.7         89.6         81.5         92.3         98.7
----------------------------------------------------------------------------------------------------------------
 S&P Midcap 400 Index                 100.0        127.2        149.0        174.3        189.8        168.3
----------------------------------------------------------------------------------------------------------------
 NASDAQ U.S. Composite Index          100.0        131.6        189.1        279.6        151.6        103.3
----------------------------------------------------------------------------------------------------------------

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee operates under a written charter, which has been approved by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. A copy of the charter was published in the Company's Proxy Statement for its 2001 Annual Share Owners Meeting. The Audit Committee intends to modify the written charter, as necessary, to comply with all regulatory requirements as or before they become effective. During the fiscal year ended June 30, 2002, and as of the date of the adoption of this report, the Audit Committee was comprised of five directors who meet the independence and experience requirements of the National Association of Securities Dealers, Inc. (NASD).

     Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the June 30, 2002, financial statements including a discussion of the acceptability and quality of the accounting principles, the reasonableness of critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and the alternative treatments of financial information within accounting principles generally accepted in the United States of America that have been discussed with management including the ramifications of the use of such alternative treatments preferred by the independent auditors. The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence. In addition, the Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to the Company's Annual Report on Form 10-K for the year ended June 30, 2002.

     The Audit Committee reviewed the overall scope of the audits performed by the internal and independent auditors. The Audit Committee meets with the internal auditor and independent auditors, with and without management present, to discuss the results of their examinations of the Company's internal controls and the overall quality of the Company's financial reporting.

     Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Based upon the Audit Committee's discussions with management and the independent auditors, and the Audit Committee's review of the representations of management and the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2002, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Alan B. Graf, Jr. (Chairperson)
Polly B. Kawalek
Christine M. Vujovich
Jack R. Wentworth
Harry W. Bowman

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Andersen LLP (Andersen), independent certified public accountants, had been selected to examine the Company's financial statements for the year ended June 30, 2002, as they had for each fiscal year since June 30, 1980. In early 2002, because of the highly publicized events involving Andersen's audit services, your management initiated a search for possible audit firms to replace Andersen. After a thorough search, in April 2002, the Audit Committee met with final replacement candidates and recommended to the Board of Directors that Deloitte & Touche LLP (Deloitte & Touche) be selected as immediate replacements for Andersen. At its meeting on April 9, 2002, your Board dismissed Andersen, and upon the recommendation of the Audit Committee, appointed Deloitte & Touche as auditors for the 2002 fiscal year.

     During the two most recent fiscal years ended June 30, 2001 and 2000, and the subsequent interim period through April 9, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. The audit reports of Andersen on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     Representatives of Deloitte & Touche will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions. Deloitte & Touche has been selected as the Company's independent auditors for the 2003 fiscal year.

AUDIT FEES

     The fees billed for professional services rendered by Andersen and Deloitte & Touche for the audit of our annual financial statements as of and for the year ended June 30, 2002, and the reviews of the condensed financial statements included in our quarterly reports on Form 10-Q which were filed during the year ended June 30, 2002, were approximately $130,000 and $350,000, respectively.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no information technology services rendered by Andersen or Deloitte & Touche during the year ended June 30, 2002.

ALL OTHER FEES

     The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit services, rendered by Andersen or Deloitte & Touche during the year ended June 30, 2002, totaled approximately $329,000. These other services consisted of the following:

                                                                   DELOITTE
                                                        ANDERSEN   & TOUCHE    TOTAL
                                                        --------   --------   --------
-Statutory audits not required for the financial
  statements..........................................  $ 79,300   $62,600    $141,900
-Audits of employee benefit plans.....................      none      none        none
-Tax services.........................................   168,100     9,100     177,200
-Internal audit co-source.............................     9,900      none       9,900
-Litigation support...................................      none      none        none
-Due diligence........................................      none      none        none
                                                        --------   -------    --------
       Total Other Fees...............................  $257,300   $71,700    $329,000
                                                        ========   =======    ========

CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANT

     The Audit Committee has a pre-approval process for non-audit services provided by the independent accountant and intends to modify this process to reflect, at a minimum, requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee has considered whether the services provided under financial information systems design and implementation and other non-audit services are compatible with maintaining the auditor's independence and has determined that such services are compatible.

                                          By Order of the Board of Directors
                                          JOHN H. KAHLE, Secretary
September 10, 2002

                            YOUR VOTE IS IMPORTANT!

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the manner as if you marked, signed and returned your Proxy Card.








        /\ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. /\
--------------------------------------------------------------------------------
KIMBALL INTERNATIONAL, INC.                                        CLASS B PROXY
--------------------------------------------------------------------------------

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. PLEASE MARK BOX [ ] OR [X]:

1. ELECTION OF DIRECTOR
   Nominee: (01)  Dr. Jack R. Wentworth

   [ ] FOR the nominee listed above     [ ] WITHHOLD AUTHORITY
                                            to vote for the nominee listed above

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.





      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                                                  ------------------------------
                                                         VOTE BY TELEPHONE
                                                  ------------------------------
                                                  Have your Proxy Card available
                                                  when you call the TOLL-FREE
                                                  NUMBER 1-800-542-1160 using a
                                                  touch-tone telephone. You will
                                                  be prompted to enter your
                                                  Control Number. Please follow
                                                  the simple prompts that will
                                                  be presented to you to record
                                                  your vote.

                                                  ------------------------------
                                                         VOTE BY INTERNET
                                                  ------------------------------
                                                  Have your Proxy Card available
                                                  when you access the website
                                                  HTTP://WWW.VOTEFAST.COM. You
                                                  will be prompted to enter your
                                                  Control Number. Please follow
                                                  the simple prompts that will
                                                  be presented to you to record
                                                  your vote.

                                                  ------------------------------
                                                            VOTE BY MAIL
                                                  ------------------------------
                                                  Please mark, sign and date
                                                  your Proxy Card and return it
                                                  in the POSTAGE-PAID ENVELOPE
                                                  provided or return it to:
                                                  Stock Transfer Dept. (KII),
                                                  National City Bank, P.O. Box
                                                  92301, Cleveland OH
                                                  44193-0900.

------------------------   ----------------------------   ----------------------
VOTE BY TELEPHONE            VOTE BY INTERNET               VOTE BY MAIL
Call TOLL-FREE using a       Access the WEBSITE and         Return your Proxy
Touch-Tone phone:            Cast your vote:                in the POSTAGE-PAID
1-800-542-1160               HTTP://WWW.VOTEFAST.COM        envelope provided
------------------------   ----------------------------   ----------------------

                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD
 TIME ON OCTOBER 21, 2002 TO BE COUNTED IN THE FINAL TABULATION. IF YOU VOTE BY
           TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.


              ----------------------------------------------------
                  YOUR CONTROL NUMBER IS:
              ----------------------------------------------------

                     PROXY MUST BE SIGNED AND DATED BELOW.
        /\ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. /\
--------------------------------------------------------------------------------
KIMBALL INTERNATIONAL, INC.                                        CLASS B PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHARE OWNERS ON OCTOBER 22, 2002.
I appoint James C. Thyen and Douglas A. Habig, or either of them, each with full power of substitution, as Proxies to vote all shares of CLASS B COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 19, 2002, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 22, 2002, and at any adjournments thereof, with respect to the following matters:

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

                                                  ------------------------------
                                                  Signature(s)

                                                  ------------------------------
                                                  Signature(s)

                                                  Date:                   , 2002
                                                       -------------------

                                                  (If stock is registered in the
                                                  name of more than one person,
                                                  the Proxy should be signed by
                                                  all named owners. If signing
                                                  as attorney, executor,
                                                  administrator, trustee,
                                                  guardian, corporate official,
                                                  etc., please give full title
                                                  as such.)

                            YOUR VOTE IS IMPORTANT!

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the manner as if you marked, signed and returned your Proxy Card.






        /\ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. /\
--------------------------------------------------------------------------------
KIMBALL INTERNATIONAL, INC.                                        CLASS A PROXY
--------------------------------------------------------------------------------

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. PLEASE MARK BOX [ ] OR [X]:

1. ELECTION OF DIRECTORS
   Nominees: (01) Douglas A. Habig        (02) James C. Thyen    (03) John B. Habig   (04) Ronald J. Thyen
             (05) Christine M. Vujovich   (06) Brian K. Habig    (07) John T. Thyen   (08) Alan B. Graf, Jr.
             (09) Polly B. Kawalek        (10) Harry W. Bowman


   [ ] FOR all nominees listed above                [ ]  WITHHOLD AUTHORITY
       (except as marked to the contrary below)          to vote for all nominees listed above

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name or number on the space provided below.)

--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                                                  ------------------------------
                                                         VOTE BY TELEPHONE
                                                  ------------------------------
                                                  Have your Proxy Card available
                                                  when you call the TOLL-FREE
                                                  NUMBER 1-800-542-1160 using a
                                                  touch-tone telephone. You will
                                                  be prompted to enter your
                                                  Control Number. Please follow
                                                  the simple prompts that will
                                                  be presented to you to record
                                                  your vote.

                                                  ------------------------------
                                                         VOTE BY INTERNET
                                                  ------------------------------
                                                  Have your Proxy Card available
                                                  when you access the website
                                                  HTTP://WWW.VOTEFAST.COM. You
                                                  will be prompted to enter your
                                                  Control Number. Please follow
                                                  the simple prompts that will
                                                  be presented to you to record
                                                  your vote.

                                                  ------------------------------
                                                            VOTE BY MAIL
                                                  ------------------------------
                                                  Please mark, sign and date
                                                  your Proxy Card and return it
                                                  in the POSTAGE-PAID ENVELOPE
                                                  provided or return it to:
                                                  Stock Transfer Dept. (KII),
                                                  National City Bank, P.O. Box
                                                  92301, Cleveland OH
                                                  44193-0900.

------------------------   ----------------------------   ----------------------
VOTE BY TELEPHONE            VOTE BY INTERNET               VOTE BY MAIL
Call TOLL-FREE using a       Access the WEBSITE and         Return your Proxy
Touch-Tone phone:            Cast your vote:                in the POSTAGE-PAID
1-800-542-1160               HTTP://WWW.VOTEFAST.COM        envelope provided
------------------------   ----------------------------   ----------------------

                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD
 TIME ON OCTOBER 21, 2002 TO BE COUNTED IN THE FINAL TABULATION. IF YOU VOTE BY
           TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.


              ----------------------------------------------------
                  YOUR CONTROL NUMBER IS:
              ----------------------------------------------------

                     PROXY MUST BE SIGNED AND DATED BELOW.
        /\ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. /\
--------------------------------------------------------------------------------
KIMBALL INTERNATIONAL, INC.                                        CLASS A PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHARE OWNERS ON OCTOBER 22, 2002.
I appoint James C. Thyen and Douglas A. Habig, or either of them, each with full power of substitution, as Proxies to vote all shares of CLASS A COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 19, 2002, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 22, 2002, and at any adjournments thereof, with respect to the following matters:

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

                                                  ------------------------------
                                                  Signature(s)

                                                  ------------------------------
                                                  Signature(s)

                                                  Date:                   , 2002
                                                       -------------------

                                                  (If stock is registered in the
                                                  name of more than one person,
                                                  the Proxy should be signed by
                                                  all named owners. If signing
                                                  as attorney, executor,
                                                  administrator, trustee,
                                                  guardian, corporate official,
                                                  etc., please give full title
                                                  as such.)